UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-144504 –	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Suite R-275, Bee Cave, Texas 78738

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 588-3893

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On March 25, 2021, Financial Gravity Companies, Inc. (“Financial Gravity”) held an Informational Meeting for Shareholders beginning at 3:00 p.m., central standard time.

Information was presented by Scott Winters, CEO of Financial Gravity; Paul Williams, CFO of Financial Gravity; Ed Lyon, J.D., CEO of Tax Master Network; William R. Nelson, Ph.D, CEO of Sofos Investments; Dave O’Rourke, President of Sofos Investments; Mark Williams, EVP of Operations, Financial Gravity; and John Pollock, CEO of MPath Advisor Resources.

The set of presentation materials used during the course of the informational meeting is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Presentation materials for the March 25, 2021 Informational Meeting for Shareholders

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL GRAVITY COMPANIES, INC.

(Registrant)

By: /s/ Scott Winters

Name: Scott Winters

Title: Chief Executive Officer

March 25, 2021

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